THE GABELLI GLOBAL UTILITY & INCOME TRUST
Investor Relations Contact: Adam Tokar (914) 457-1079 atokar@gabelli.com

Press Release
For Immediate Release

GABELLI GLOBAL UTILITY & INCOME TRUST

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

RECORD DATE AND SUMMARY OF TERMS

Rye, NY – May 2, 2022 – The Board of Trustees of The Gabelli Global Utility & Income Trust (NYSE American: GLU) (the “Fund”) has approved a transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”).  The Offering will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Right”) for each common share held on the record date (May 12, 2022).

•	Four Rights plus $16.00 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege. This privilege entitles these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights are expected to trade “when issued” on the NYSE American beginning on May 10, 2022. The Fund’s common shares are expected to trade “Ex-Rights” on the NYSE American beginning on May 11, 2022. The Rights are expected to begin trading for normal settlement on the NYSE American (NYSE American: GLU RT) on or about May 17, 2022.

•	The Offering expires at 5:00 PM Eastern Time on June 23, 2022, unless extended.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on May 16, 2022.  Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering may be directed to:

Adam Tokar at 914-457-1079.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distributions to be paid on May 23, 2022 and June 23, 2022, and will not be entitled to receive such distributions.

Depending on market conditions at the time of closing, the Fund may use the net proceeds from the offering for investment purposes consistent with the Fund’s investment objectives or, in the discretion of the Board, the proceeds may be used to redeem all or a portion of the Fund’s outstanding preferred shares.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 914-457-1079.

About The Gabelli Global Utility & Income Trust
The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with $160 million in total net assets whose primary investment objective is to seek a consistent level of after-tax total return for its investors with an emphasis on tax-advantaged dividend income under current tax law. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

NYSE American – GLU
CUSIP – 36242L105